EXHIBIT 99.2

SCHEDULE IDENTIFYING THE DIFFERENCES BETWEEN THE NOTES (THE "NOTES") ISSUED BY THE TRUST IDENTIFIED ON THE COVER PAGE OF THE EXCHANGE ACT REPORT INTO WHICH THIS EXHIBIT 99.2 IS INCORPORATED BY REFERENCE (THE "TRUST") AND EXHIBIT 4.2 TO HARTFORD LIFE GLOBAL FUNDING TRUST 2006-001'S REPORT ON FORM 8-K FILED ON JULY 26, 2006 ("EXHIBIT 4.2"):

For purposes of this Exhibit 99.2, the following terms are referred to herein as the "Variable Terms".


Issuing Entity (The Trust):
Execution Party (The Trust, by Wilmington Trust Company, not in its individual capacity but solely as Delaware Trustee):
Identure Date (Issuance Date):
Date of Note (Issuance Date):
CUSIP No.:
Principal Amount:
Issuance Date:                                            Floating Rate Note:  [ ] Yes [ ] No. If yes,
Issue Price:                                                   Regular Floating Rate Notes [ ]
Stated Maturity Date:                                          Floating Rate/ Fixed Rate Notes:  [ ]
Settlement Date:                                                   Fixed Interest Rate:
Securities Exchange Listing:  [ ] Yes [ ] No. If yes,              Fixed Rate Commencement Date:
     indicate name(s) of Securities Exchange(s):               Interest Rate Basis(es):
     ------------------------------------------.
Depositary:                                                    CD Rate [ ]
Authorized Denominations:                                      CMT Rate [ ]
Collateral held in the Trust:  Hartford Life Insurance             Designated CMT Telerate Page:
     Company Funding Agreement No. [     ], all proceeds                If Telerate Page 7052:
     of the Funding Agreement and all rights and books
     and records pertaining to the foregoing.                           [ ] Weekly Average
                                                                        [ ] Monthly Average
Interest Rate or Formula:
Fixed Rate Note:  [ ] Yes [ ] No. If yes,                          Designated CMT Maturity Index:
     Interest Rate:                                            Commercial Paper Rate [ ]
     Interest Payment Dates:                                   Federal Funds Rate [ ]
     Additional/Other Terms:                                   LIBOR [ ]
                                                                   [ ] LIBOR Reuters Page:
Discount Note:  [ ] Yes [ ] No. If yes,                            [ ] LIBOR Moneyline Telerate Page:
     Total Amount of Discount:                                     LIBOR Currency:
                                                               Prime Rate [ ]
     Initial Accrual Period of Discount:                       Treasury Rate [ ]
     Interest Payment Dates:                                   Index Maturity:
     Additional/Other Terms:                                   Spread and/or Spread Multiplier:
Redemption Provisions:  [ ] Yes [ ] No. If yes,                Initial Interest Rate, if any:
     Initial Redemption Date:                                  Initial Interest Reset Date:
     Redemption Dates:                                         Interest Reset Dates:
     Initial Redemption Percentage:                            Interest Determination Date(s):
     Annual Redemption Percentage Reduction,                   Interest Payment Dates:
         if any:                                               Maximum Interest Rate, if any:
     Additional/Other Terms:                                   Minimum Interest Rate, if any:
                                                               Additional/Other Terms:
                                                          Regular Record Date(s):
                                                          Sinking Fund:
                                                          Day Count Convention:
                                                          Calculation Agent:
                                                          Survivor's Option:  [ ] Yes [ ] No. If yes,
                                                          the attached Survivor's Option Rider is
                                                          incorporated into this Note.
                                                          Additional/Other Terms:


OMITTED DOCUMENT:  The global note representing the Notes (the "Global Note")

DIFFERENCES:

1. The Variable Terms of the Notes set forth in the Global Note differ from the terms set forth in Exhibit 4.2 as and to the extent the terms set forth in the pricing supplement filed by Hartford Life Insurance Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Notes, differ from the analogous terms set forth in Exhibit 4.2, as further modified or expanded by any additional schedule, exhibit or similar attachment to said Global Note, as may be filed as an exhibit to the Exchange Act report into which this Exhibit 99.2 is incorporated by reference.

2. If the Issuance Date of the Global Note is after March 31, 2006, the following differences are also present in the Global Note:

     a.  In Section 3(b)(i) the phrase "or such other rate" is deleted.

     b. The first sentence of Sections 3(b)(iv) and (v) is modified to renumber and reverse Items (1) and (2) appearing in such sentences.

     c. Section 3(b)(vi) is modified by the replacement of subparts (4), (5) and (6) with the following:

                  (4) quarterly - the fifteenth day of every third calendar month, beginning in the third calendar month following the month in which the Issuance Date occurred; (5) semi-annually - the fifteenth day of every sixth calendar month, beginning in the sixth calendar month following the month in which the Issuance Date occurred; and (6)annually - the fifteenth day of every twelfth calendar month, beginning in the twelfth calendar month following the month in which the Issuance Date occurred;

     d. Section 3(b)(vii) is modified by adding at the end of subpart (3) before the semicolon: ", unless the applicable LIBOR Currency is (A) pounds sterling, in which case the Interest Determination Date will be the related Interest Reset Date, or (B) euro, in which case the Interest Determination Date will be the second TARGET Settlement Day (as defined below) preceding the applicable Interest Reset Date;" and at the end of the section: ""TARGET SETTLEMENT DAY" means a day on which the TARGET System is open."

     e. The first sentence of Section 3(b)(x) is modified by the replacement of subparts (3) and (4) with the following:

                  (3) semi-annually - the fifteenth day of every sixth calendar month, beginning in the sixth calendar month following the month in which the Issuance Date occurred; and (4) annually - the fifteenth day of every twelfth calendar month, beginning in the twelfth calendar month following the month in which the Issuance Date occurred.

     f. In section 3(b)(xiii) the following final clause has been added to the following definitions at the end of the subsections: (A)(4) in the case of CD Rate Notes; (B)(1)(viii) and (B)(2)(viii) in the case of CMT Rate Notes; (C)(4) in the case of Commercial Paper Rate Notes; (D)(4) in the case of Federal Fund Rate Notes; (E)(5) in the case of LIBOR Notes;
         (F)(5) in the case of Prime Rate Notes; and (G)(7) in the case of Treasury Rate Notes:

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

        "provided that if no [Indicated Rate] is then in effect, the interest rate for the next Interest Reset Period will be the Initial Interest Rate".

        where the [Indicated Rate] is the Interest Rate Basis being defined.

     g. In the last sentence of Section 13(c) the word "not" is deleted.

     h. In the case of Notes with a Survivor's Option:

        (i.) In the "SURVIVOR'S OPTION RIDER," the second sentence of paragraph (a) is modified to read: "The Survivor's Option may not be exercised until 12 full months following the Issuance Date with respect to such Note." and Item (2)(i) in paragraph (f) is modified to read: "(i) the deceased was the Beneficial Owner of this Note at the time of death, which evidence may be in the form of a letter from the Representative,"

        (ii.) In "ANNEX A" the third representation from the Financial Institution is deleted.

        (iii.) In the "INSTRUCTIONS FOR COMPLETING REPAYMENT ELECTION FORM
               AND EXERCISING REPAYMENT OPTION" Item (4) in paragraph 1 is deleted and Item (5) is renumbered as Item (4). Paragraphs 12, 14 and 15 are modified to insert the following new addresses and/or contact information:

               Paragraph 12:        BY REGISTERED MAIL                  BY COURIER OR OVERNIGHT DELIVERY
                                    ------------------                  ---------------------------------------
                                    JPMORGAN CHASE BANK, N.A.           JPMORGAN CHASE BANK, N.A.
                                    WSS- SURVIVOR OPTION PROCESSING     WSS- SURVIVOR OPTION PROCESSING
                                    P.O. BOX 2320                       2001 BRYAN STREET - 9TH FLOOR
                                    DALLAS, TEXAS  75221-2320           DALLAS, TEXAS  75201


               Paragraph 14 and Paragraph 15: JPMorgan Chase Bank, N.A., at 2001 Bryan Street - 9th Floor, Dallas, Texas 75201, Attention:
               WSS-Survivor Option Processing, telephone number 1-800-516-8216.

3. If the Issuance Date of the Global Note is September 15, 2004, the following differences are also present:

     a. On Pages 1-2 and 1-4 and in the "INSTRUCTIONS FOR COMPLETING REPAYMENT ELECTION FORM AND EXERCISING REPAYMENT OPTION" on Page 2-28 "JPMorgan Chase Bank, N.A." is replaced with "JPMorgan Chase Bank" wherever it appears.

     b. Section 3(b)(i) is modified by deleting the phrase "or such other rate, in accordance with a schedule attached hereto."

4. If the Pricing Supplement indicates that the indenture trustee is other than JP Morgan Chase Bank, N.A., then the name of the indicated indenture trustee replaces JP Morgan Chase Bank, N.A. on Pages 1-2 and 1-4.
                                        3